Exhibit 10.1
Loan No. 1013159

Wells Fargo Bank, National Association
10 South Wacker Dr., Suite 3200
Chicago, IL 60606

February 26, 2021

VIA EMAIL

RPT Anaheim Hills Office Plaza, LLC
RPT Heritage Parkway, LLC
RPT Terra Nova Plaza, LLC
RPT Loudoun Gateway I, LLC
RPT Allied Drive, LLC
RPT Palmetto Lakes, LLC
RPT Hialeah I, LLC
RPT Hialeah II, LLC
c/o DWS
101 California Street, 24th Floor
San Francisco, CA 94111
Attention: Eric Russell

Re:    Waiver and Exercise of Extension Options; Wells Fargo Bank Loan No. 1013159

Ladies and Gentlemen:

    This letter agreement (this “Letter Agreement”), dated as of the date set forth above, is entered into by and among RPT ANAHEIM HILLS OFFICE PLAZA, LLC, RPT HERITAGE PARKWAY, LLC, RPT TERRA NOVA PLAZA, LLC, RPT LOUDOUN GATEWAY I, LLC, RPT ALLIED DRIVE, LLC, RPT PALMETTO LAKES, LLC, RPT HIALEAH I, LLC, and RPT HIALEAH II, LLC, each a Delaware limited liability company (individually or collectively, as the context may require, “Borrower”), each of the financial institutions a signatory hereto together with their successors and assignees under Section 12.6 of the Loan Agreement (as defined below) (collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (together with its successors and assigns, “Administrative Agent”).
    Pursuant to the terms of that certain Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents, dated as of February 27, 2018, as amended by that certain First Amendment to Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents dated as of November 13, 2019, and as further amended by that certain Second Amendment to Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents dated as of June 30, 2020, by and among Borrowers, Lenders and Administrative Agent (as heretofore, hereby and hereinafter amended, restated, supplemented, replaced or otherwise modified from time to time, the “Loan Agreement”), Lenders have agreed to make certain loans to Borrowers in the

Loan No. 1013159

original maximum principal amount of One Hundred Million Dollars ($100,000,000) (the “Loan”). The Loan is evidenced by that certain Fifth Amended and Restated Promissory Note, dated as of December 31, 2018, made by certain of the Borrowers and payable to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, in the maximum principal amount of the Loan (as amended prior to the date hereof, the “Note”) and is further evidenced and secured by certain other documents described in the Loan Agreement as Loan Documents.
    The Loan Agreement is secured by the Security Deeds (as defined in the Loan Agreement) (collectively, as amended prior to the date hereof, the “Security Instruments”). The real property which is the subject of each of the Security Instruments is referred to hereinafter, collectively, as the “Property”.
    RREEF PROPERTY TRUST, INC., a Maryland corporation (“Guarantor”) has previously executed and delivered to Administrative Agent that certain Guaranty Agreement, dated as of March 6, 2015 (as amended prior to the date hereof, the “Guaranty”), and Borrowers and Guarantor (in such capacity, individually and collectively, “Indemnitor”) have previously executed and delivered to Administrative Agent that certain Hazardous Materials Indemnity Agreement, dated as of March 6, 2015 (as amended prior to the date hereof, the “Indemnity”).
    The Note, the Loan Agreement, the Security Instruments, the Guaranty, Indemnity, and the other documents described in the Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto pursuant to the terms hereof or otherwise, are collectively referred to hereinafter as the “Loan Documents”.
    Borrowers have informed Administrative Agent that they desire to exercise both the first and second Extension Options, and in connection therewith, have requested that Administrative Agent and Lenders waive certain conditions precedent for Borrowers’ election of the second Extension Option. Administrative Agent and Lenders are supportive of such request, and in furtherance thereof, have agreed to certain waivers as more particularly set forth herein.

    NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent and Lenders agree, subject to the terms and conditions of this Letter Agreement, as follows:

1.CONDITIONS PRECEDENT. Administrative Agent’s and Lenders’ obligations under this Letter Agreement are subject to the satisfaction of each and every one of the following conditions precedent:

1.1    There shall exist no Default, as defined in any of the Loan Documents, or event, omission or failure of any condition which would constitute a Default after notice or lapse of time, or both.

1.2    Receipt and approval by Administrative Agent of an executed original of this Letter Agreement and any and all other documents, instruments, policies and forms of evidence or other materials which are required pursuant to this Letter Agreement or any of the other Loan Documents or as otherwise required by Administrative Agent, each in form and content acceptable to Administrative Agent.

1.3    Reimbursement to Administrative Agent by Borrowers of Administrative Agent’s and Lenders’ costs and expenses incurred in connection with this Letter Agreement and the transactions contemplated hereby, whether such services are furnished by Administrative

Loan No. 1013159

Agent’s employees or agents or by independent contractors, including, without limitation, reasonable attorneys’ fees, documentation costs and charges.

1.4    The representations and warranties contained in this Letter Agreement are true and correct.

1.5    All payments due and owing to Administrative Agent and Lenders under the Loan Documents have been paid current as of the Effective Date of this Letter Agreement.

1.6    Borrowers have delivered to Administrative Agent an extension fee in the amount of Two Hundred Thousand Dollars ($200,000).

1.7    As of the date hereof, Borrowers are in compliance in all material respects with all terms, covenants and conditions of the Loan Agreement, including, without limitation, all financial and reporting covenants and requirements.

2.REPRESENTATIONS AND WARRANTIES.

2.1    As a material inducement to Administrative Agent’s and Lenders’ entry into this Letter Agreement, Borrowers represent and warrant to Administrative Agent and Lenders as of the Effective Date and continuing thereafter all representations and warranties set forth in Section 7.1 of the Loan Agreement are true and correct in all material respects except (a) to the extent the subject matter of such representation or warranty relates to a particular date specified therein (in which case such representation shall be true and correct as of such specified date) and (b) for changes in factual circumstances expressly permitted by the Loan Agreement.

2.2    Borrowers hereby certify that no Default (as defined in the any of the Loan Documents), breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any Security Instrument or any of the Loan Documents (after giving effect to the waivers set forth in this Letter Agreement) and that all representations and warranties herein are true and correct in all material respects. Borrowers further certifies that Borrowers are in compliance with all terms, covenants and conditions of this Letter Agreement.

3.EFFECTIVE DATE. The effective date of the obligations of Borrowers, Administrative Agent and Lenders under this Letter Agreement shall be the date set forth in the first paragraph of this Letter Agreement (the “Effective Date”).

4.EXTENSION OF MATURITY DATE.

4.1    This Letter Agreement shall serve as Borrowers’ written request to exercise the first and second Extension Options. Administrative Agent and Lenders hereby agree and acknowledge that, as of the Effective Date, Borrowers have satisfied all conditions precedent applicable to the exercise of such Extension Options after giving effect to the waivers in Section 4.2 below.

4.2    In connection with Borrowers’ exercise of the first extension option, Borrowers hereby request, and Administrative Agent and Lenders hereby agree, to waive Borrower’s

Loan No. 1013159

requirement to deliver to Administrative Agent title insurance endorsements under Section 2.11(c) of the Loan Agreement. In connection with Borrowers’ exercise of the second Extension Option, Borrowers hereby request, and Administrative Agent and Lenders hereby agree, to waive: (a) Borrowers’ requirement to deliver to Administrative Agent an Extension Request under Section 2.11(a) of the Loan Agreement not more than one hundred twenty (120) days prior to the applicable Maturity Date; (b) Borrowers’ obligation to pay to Administrative Agent an extension fee in connection with the second Extension Option under Section 2.11(b) of the Loan Agreement; (c) Borrower’s requirement to deliver to Administrative Agent title insurance endorsements under Section 2.11(c) of the Loan Agreement; and (d) the Testing Debt Yield Hurdle and Testing LTV Hurdle requirements under Section 2.11(f) of the Loan Agreement.

4.3    As of the Effective Date, the Maturity Date of the Loan shall be extended from February 27, 2021 to February 27, 2023, and Borrowers will have no further right to extend the term of the Loan.

5.WAIVERS. In further consideration of Administrative Agent and Lenders entering into this Letter Agreement, Borrowers waive, with respect to the Loan any and all rights to which such Borrowers are or may be entitled pursuant to any anti-deficiency or similar laws which limit, qualify or reduce Borrowers’ obligations under the Loan Documents.

6.NO NOVATION. Neither this Letter Agreement nor anything contained herein shall be construed as a substitution or novation of the Borrowers’ indebtedness under the terms of the Loan Documents. Except as expressly modified herein, all other terms and conditions under each of the Loan Documents shall remain unmodified and of full force and effect. This Letter Agreement shall be a Loan Document for all purposes under the Loan Agreement and the other Loan Documents. Each capitalized term used and not otherwise defined herein shall have the meaning given to such term in the Loan Agreement.

7.TIME OF THE ESSENCE. Time is of the essence of each and every term herein.

8.COUNTERPARTS. This Letter Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one agreement. The words “execution,” signed,” “signature,” and words of like import in this Letter Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each party hereto hereby waives any defenses to the enforcement of the terms of this Letter Agreement based on the form of its signature, and hereby agrees that such electronically transmitted or signed signatures shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Letter Agreement. Even though the parties agree that electronic signatures are legally enforceable and intended to be effective for all purposes, the

Loan No. 1013159

signing parties agree if requested by Administrative Agent in its sole discretion to promptly deliver to Administrative Agent the requested original document bearing an original manual signature, to the extent required or advisable to be delivered in connection with any program made available to Administrative Agent or any of its affiliates by the Federal Reserve, U.S. Treasury Department or any other federal or state regulatory body.

[Signature Appears on Following Page]

    IN WITNESS WHEREOF, Administrate Agent, Borrowers and Lenders have caused this Letter Agreement to be duly executed and delivered as of the date first above written.

“ADMINISTRATIVE AGENT”

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Jeffrey Goodman
Name:    Jeffrey Goodman
Title:    Vice President

“LENDER”

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Jeffrey Goodman
Name:    Jeffrey Goodman
Title:    Vice President

[Signatures Continue on Following Page]

Signature Page to Letter Agreement

Loan No. 1013159

“BORROWERS”
RPT TERRA NOVA PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT HERITAGE PARKWAY, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT ANAHEIM HILLS OFFICE PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

[Signatures Continue on Following Page]

Signature Page to Letter Agreement

Loan No. 1013159

RPT LOUDOUN GATEWAY I, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT ALLIED DRIVE, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT PALMETTO LAKES, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

[Signatures Continue on Following Page]

Signature Page to Letter Agreement

Loan No. 1013159

RPT HIALEAH I, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT HIALEAH II, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory
Signature Page to Letter Agreement

Loan No. 1013159

GUARANTOR CONSENT

As of February 26, 2021, the undersigned (“Guarantor”) consents to the foregoing letter agreement (the “Agreement”) and the transactions contemplated thereby, and reaffirms its obligations under that certain Guaranty Agreement, dated as of March 6, 2015 (as the same may be amended, modified, supplemented or replaced from time to time, the “Guaranty”). Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Indemnified Parties with respect to the Guaranty. All of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Agreement, subject to the limitations on liability set forth in the Guaranty.

Guarantor reaffirms that its obligations under the Guaranty are separate and distinct from Borrowers’ obligations and reaffirms its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations.

[Signature Appears on Following Page]

Guarantor Consent to Letter Agreement

Loan No. 1013159

Agreed and Acknowledged:

“GUARANTOR”

RREEF PROPERTY TRUST, INC.,
a Maryland corporation

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    President

Guarantor Consent to Letter Agreement

Loan No. 1013159

HAZARDOUS INDEMNITOR CONSENT

As of February 26, 2021, the undersigned (“Indemnitor”) consents to the foregoing letter agreement (the “Agreement”) and the transactions contemplated thereby, and reaffirms its obligations under that certain Hazardous Materials Indemnity Agreement, dated as of March 6, 2015 (as the same may be amended, modified, supplemented or replaced from time to time, the “Indemnity”). Indemnitor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Indemnified Parties with respect to the Indemnity. All of the terms, conditions and covenants in the Indemnity remain unaltered and in full force and effect and are hereby ratified and confirmed.

Indemnitor reaffirms that its obligations under the Indemnity are separate and distinct from Borrowers’ obligations, and reaffirms its waivers, as set forth in the Indemnity, of each and every one of the possible defenses to such obligations.

[Signature Appears on Following Page]

Indemnitor Consent to Letter Agreement

Loan No. 1013159

Agreed and Acknowledged:

“INDEMNITOR”

RREEF PROPERTY TRUST, INC.,
a Maryland corporation

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    President

[Signatures Continue on Following Page]

Indemnitor Consent to Letter Agreement

Loan No. 1013159

RPT TERRA NOVA PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT HERITAGE PARKWAY, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT ANAHEIM HILLS OFFICE PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

[Signatures Continue on Following Page]

Indemnitor Consent to Letter Agreement

Loan No. 1013159

RPT LOUDOUN GATEWAY I, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT ALLIED DRIVE, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT PALMETTO LAKES, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

[Signatures Continue on Following Page]

Indemnitor Consent to Letter Agreement

Loan No. 1013159

RPT HIALEAH I, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

RPT HIALEAH II, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ Kristin Strange
Name:    Kristin Strange
Title:    Authorized Signatory

Indemnitor Consent to Letter Agreement